UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2005 Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Mill Road Chelmsford, MA 01824
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (978) 250-2900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

                 On September 12, 2005, the Registrant reported that it has filed with the Securities and Exchange Commission an amended annual report on Form 10-K/A for the fiscal year ended July 31, 2004 restating the Registrant’s consolidated financial statements for fiscal years ended July 31, 2002 through 2004 and amending selected financial data for fiscal years 2000 and 2001. The Registrant also reported that it has filed amended first and second quarter reports for fiscal year 2005 on Form 10-Q/A restating the financial statements for such interim periods. The Registrant stated that the restatements are as a result of the Registrant’s previously reported independent investigation into stock option accounting.

The Registrant’s press release reporting the restatements is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits. (c) Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant, dated September 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

/s/ Richard J. Gaynor

Richard J. Gaynor Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: September 12, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant, dated September 12, 2005.